Exhibit 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Anshooman Aga, certify that:

1)I have reviewed this quarterly report on Form 10-Q of Cubic Corporation;

2)Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

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/s/ Anshooman Aga
Anshooman Aga
Executive Vice President and Chief Financial Officer

Date: May 12, 2020